Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(€ thousands)	2018	2019	2020
Current income tax expense/(benefit):
Germany	€2,225	€18,769	€(362)
Other countries	125	309	117
Current income tax expense/(benefit)	2,350	19,078	(245)
Deferred income tax expense/(benefit):
Germany	(1,264)	2,020	(8,165)
Other countries	—	(116)	(84)
Deferred income tax expense/(benefit)	(1,264)	1,904	(8,249)
Income tax expense/(benefit)	€1,086	€20,982	€(8,494)

Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income/(loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(€ thousands)	2018	2019	2020
Germany	€(20,574)	€36,750	€(252,859)
Other countries	108	940	(274)
Income/(loss) before income taxes	€(20,466)	€37,690	€(253,133)

A reconciliation of amounts computed by applying the German statutory income tax rate of 31.23% to income/(loss) before income taxes to total income tax expense/(benefit) is as follows:

	Year ended December 31,
(€ thousands)	2018	2019	2020
Income/(loss) before income taxes	€(20,466)	€37,690	€(253,133)

Income tax expense at German tax rate	(6,391)	11,769	(79,041)
Foreign rate differential	(5)	100	40
Expected tax expense/(benefit)	(6,396)	11,869	(79,001)

Tax effect from:
Non-deductible share-based compensation	6,465	6,211	4,708
Goodwill impairment	—	—	64,829
Prior period taxes	96	66	9
Movement in valuation allowance	(184)	19	454
Foreign withholding taxes	813	—	305
Movement in uncertain tax positions	—	2,857	14
Other differences	292	(40)	188
Income tax expense/(benefit)	€1,086	€20,982	€(8,494)
The income tax expense/(benefit) is mainly driven by income/(loss) before income taxes of €(20.5) million, €37.7 million and €(253.1) million for the years ended December 31, 2018, 2019 and 2020, respectively. Our effective tax rate was (5.3)%, 55.7% and 3.4% in the years ended December 31, 2018, 2019 and 2020, respectively. Non-deductible share-based compensation of (pre-tax) €20.7 million, €19.9 million and €15.1 million had an impact on the effective tax rates of (31.6)%, 16.5% and (1.9)% in the years ended December 31, 2018, 2019 and 2020, respectively. In 2020, non-deductible impairment expenses on goodwill of €207.6 million had an impact on the effective tax rate of (25.6)%. Additional details on the movement in valuation allowance are included in the deferred income tax section below. Other differences relate to one-off items during the year, such as non-deductible expenses which are individually insignificant.

Uncertain tax positions
Uncertain tax positions as of December 31, 2019 and 2020 were as follows:

	Year Ended December 31,
(€ thousands)	2019	2020
Balance, beginning of year	€—	€2,857
Increases to tax positions related to the current year	2,133	—
Increases to tax positions related to prior years	720	—
Interest and penalties	4	14
Balance, end of year	€2,857	€2,871

Tax audits
The Company is subject to audit by federal, state, local and foreign income tax authorities. As of December 31, 2020, the audit of tax returns from 2013 through 2015 for corporate and trade income tax as well as value-added tax for trivago N.V. had been finalized. According to the statute of limitation, the German tax authorities may initiate additional audits of tax returns for 2016 through 2020.
Deferred income taxes
At December 31, 2019 and 2020, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(€ thousands)	2019	2020
Deferred tax assets:
Net operating loss and tax credit carryforwards	€429	€11,840
Prepaid expense and other current assets	3,723	1,335
Deferred rent	1	—
Property and equipment	116	1
Accrued expenses and other current liabilities	147	26
Intangible assets, net	253	—
Operating lease liability	31,130	28,132
Other long-term liabilities	311	115
Deferred tax assets (gross)	36,110	41,449
Less valuation allowance	(81)	(536)
Subtotal	36,029	40,913
Offsetting	(35,294)	(40,912)
Deferred tax assets	735	1

Deferred tax liabilities:
Intangible assets, net	53,021	52,928
Property and equipment	2,980	2,875
Operating lease right-of-use assets	29,985	27,106
Other	235	179
Subtotal	86,221	83,088
Offsetting	(35,294)	(40,912)
Deferred tax liabilities	€50,927	€42,176

At December 31, 2020, we had net operating loss carryforwards (“NOLs”) for a tax-effected amount of approximately €11.8 million (in 2019: €0.4 million). The tax-effected NOL carryforwards increased by €11.4 million from the amount recorded at December 31, 2019, primarily due to the current year losses at the level of the trivago N.V.
trivago N.V. is a Dutch listed entity, however has its tax residency in Germany. In 2017, trivago N.V. and trivago GmbH merged for tax purposes. This merger enabled trivago N.V. to offset its NOLs with any future taxable profits. As a result, the €3.2 million previously unrecognized losses of trivago N.V. have been recognized in 2017. All of this €3.2 million were utilized in 2017, 2018 and 2019. As of December 31, 2020, €11.3 million tax-effected NOLs are recognized for tax losses of trivago N.V., which also may be carried forward indefinitely. As of December 31, 2020, deferred tax assets for €0.5 million of accumulated tax loss carryforwards of domestic and foreign subsidiaries were not recognized as we have considered these tax loss carryforwards as not realizable. Accordingly the valuation allowance increased by €0.5 million from the amount recorded as of December 31, 2019 primarily due to the absence of potential future taxable profits necessary to use tax loss carryforwards.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was €0.01 million at December 31, 2020 (in 2019: €0.1 million). In terms of undistributed earnings of domestic investments, we have recognized deferred income taxes on taxable temporary difference of €0.01 million, as only 5% refer to a taxable temporary difference under German tax law. Any capital gains on the sale of participations would be 95% exempt under German tax law.